UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2023
DZS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5700 Tennyson Parkway, Suite 400
Plano, TX 75024
(Address of Principal Executive Offices, Including Zip Code)
(469) 327-1531
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 10, 2023, DZS Inc. (the “Company”) received a delinquency notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the three months ended September 30, 2023 (the “Third Quarter 10-Q”), the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.
As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission on November 9, 2023, the Company was unable to timely file the Third Quarter 10-Q without unreasonable effort or expense by the prescribed due date for such filing.
As previously disclosed, following the Company’s failure to file its Quarterly Report on Form 10-Q for the three months ended June 30, 2023 (the “Second Quarter 10-Q” and, together with the Third Quarter 10-Q, the “Delinquent Reports”), the Company submitted a plan to regain compliance with the Rule (the “Compliance Plan”), and Nasdaq granted an exception for the Company to submit an update to the Compliance Plan on or before November 24, 2023. At such time, Nasdaq will consider whether to provide the Company a further extension until February 5, 2024.
Although the Company cannot at this time estimate when it will file the Delinquent Reports, it is diligently pursuing completion of the previously disclosed restatements and intends to make such filings as soon as reasonably practicable.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on November 16, 2023 disclosing the Company’s receipt of the Nasdaq notification letter. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued on November 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2023	DZS Inc.

	By:	/s/ Misty Kawecki
Misty Kawecki
Chief Financial Officer